Exhibit 99.1

[LOGO OF ECLIPSYS(R)]

                                                         The Outcomes Company(R)

  ECLIPSYS RELEASES FINANCIAL RESULTS FOR THE QUARTER ENDED SEPTEMBER 30, 2005

Boca Raton, FL -- Oct. 27, 2005 -- Eclipsys Corporation(R) (NASDAQ: ECLP), The Outcomes Company(R), today released results for the quarter ended September 30, 2005.

The following table summarizes selected financial data:

                                             In thousands, except per share data
                                    -----------------------------------------------------
                                              Three months ended September 30,
                                    -----------------------------------------------------
                                        2005          2004       $ Change      % Change
                                    -----------   -----------   -----------   -----------
Revenues                            $    97,852   $    79,815   $    18,037            23%
Basic earnings (loss) per share     $      0.11   $     (0.14)  $      0.25           N/A
Diluted earnings (loss) per share   $      0.10   $     (0.14)  $      0.24           N/A

                                             In thousands, except per share data
                                    -----------------------------------------------------
                                               Nine months ended September 30,
                                    -----------------------------------------------------
                                        2005          2004       $ Change      % Change
                                    -----------   -----------   -----------   -----------
Revenues                            $   278,151   $   221,842   $    56,309            25%
Basic earnings (loss) per share     $     (0.10)  $     (0.64)  $      0.54            84%
Diluted earnings (loss) per share   $     (0.10)  $     (0.64)  $      0.54            84%

THIRD QUARTER RESULTS
Third quarter 2005 revenues were $97.9 million compared to revenues of $79.8 million in Q3'04, an increase of $18.0 million or 23 percent. Net income for the quarter was $5.1 million compared to a net loss of $6.7 million in Q3'04. This represents an $11.8 million improvement. Basic and diluted earnings per share were $0.11 and $0.10 compared to basic and diluted loss per share of $(0.14) in Q3'04.

Operating cash flows were $8.8 million in the quarter, compared to $2.1 million in Q3'04; this represents a $6.7 million improvement compared to Q3'04. Cash, cash equivalents and marketable securities were $107.1 million as of September 30, 2005. Days sales outstanding (DSOs) were 69 days, a decrease of one day from the prior year. Deferred revenue (including current and long-term) was $124.3 million as of September 30, 2005, compared to $115.0 million as of September 30, 2004.

"Directionally we are pleased with our quarterly results. Our operating performance has steadily improved as we predicted earlier in the year," said Eugene V. Fife, interim president and chief executive officer of Eclipsys.

"We are especially pleased at the successful recruitment of Andy Eckert as our permanent President and CEO," continued Fife. "He brings a strong record of achievement and knowledge of the industry. We look forward to his leadership in the future."

INVESTOR TELECONFERENCE OCT. 27
Eclipsys senior executives will discuss the results during an investor community teleconference scheduled for 8:30 a.m. Eastern time Thursday, Oct. 27. Persons interested in participating in the teleconference should call (866) 254-5941 up to 15 minutes prior to the start of the conference. For listen-only mode, participants should go to www.eclipsys.com about 15 minutes prior to the conference call to register and download the necessary audio software. An audio replay will be available at www.eclipsys.com for approximately 48 hours beginning at 12:00 noon Eastern Standard Time on Oct. 27.

        1750 Clint Moore Road, Boca Raton, FL 33487 o phone 561.322.4321
                     o fax 561.322.4320 o info@eclipsys.com

ECLIPSYS RELEASES FINANCIAL RESULTS FOR THE QUARTER ENDED SEPTEMBER 30, 2005 OCTOBER 27, 2005
Page 2 of 2

ABOUT ECLIPSYS
Eclipsys is a leading provider of advanced clinical, financial and management information software and service solutions to more than 1,500 healthcare facilities. Eclipsys empowers healthcare organizations to improve patient safety, revenue cycle management and operational efficiency through innovative information solutions. For more information, see www.eclipsys.com or e-mail info@eclipsys.com.

Statements in this news release, and management's comments and responses to questions during the earnings call referenced in this release, concerning future results, performance or expectations, the results of the company's development efforts, and the benefits to clients of Eclipsys solutions are forward-looking statements. Actual results may differ from those projected due to a variety of risks and uncertainties. Sales may be slower than expected due to market conditions, competition, and other factors. Costs may be greater than anticipated due to the potential need to increase spending to ensure performance in accordance with commitments to clients. Software development may take longer and cost more than expected, and incorporation of anticipated features and functionality may be delayed, due to various factors including programming and integration challenges and resource constraints. Implementation and customization of Eclipsys software is complex and time-consuming. Contract results depend upon a variety of factors and can vary by client. Each client's circumstances are unique and may include unforeseen issues that make it more difficult than anticipated to implement or derive benefit from software, outsourcing or consulting services. The success and timeliness of the company's services often depend at least in part upon client involvement, which can be difficult to control. Eclipsys is required to meet specified performance standards, and client contracts can be terminated or their scope reduced under certain circumstances. More information about company risks is available in recent Form 10-K, 10-Q and other filings made by Eclipsys from time to time with the Securities and Exchange Commission. Special attention is directed to the portions of those documents entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations.

ECLIPSYS:
Michael E. Donner,                  Robert J. Colletti,
Chief Marketing Officer             CFO (investors)
(561) 322-4485                      (561) 322-4650
michael.donner@eclipsys.com         investor.relations@eclipsys.com

ECLIPSYS RELEASES FINANCIAL RESULTS FOR THE QUARTER ENDED SEPTEMBER 30, 2005 OCTOBER 27, 2005
Page 3 of 3

                              Eclipsys Corporation
                Consolidated Statement of Operations - Unaudited
                                 (000's Omitted)

                                               Three Months Ended
                                         -----------------------------
                                         September 30,   September 30,
                                              2005            2004         Change $         Change %
                                         -------------   -------------   -------------   -------------
Revenues:
 Systems and services                    $      94,806   $      71,352   $      23,454              33%
 Hardware                                        3,046           8,463          (5,417)            -64%
                                         -------------   -------------   -------------
  Total revenues                                97,852          79,815          18,037              23%
                                         -------------   -------------   -------------
Costs and expenses:
 Cost of systems and services revenues          56,776          42,694          14,082              33%
 Cost of hardware revenues                       2,575           7,311          (4,736)            -65%
 Sales and marketing                            14,076          15,207          (1,131)             -7%
 Research and development                       12,726          15,032          (2,306)            -15%
 General and administrative                      3,840           3,281             559              17%
 Depreciation and amortization                   3,625           3,355             270               8%
                                         -------------   -------------   -------------   -------------
  Total costs and expenses                      93,618          86,880           6,738               8%
                                         -------------   -------------   -------------   -------------

Income (loss) from operations                    4,234          (7,065)         11,299             N/A
Interest income, net                               865             415             450             108%
Income (loss) before income taxes                5,099          (6,650)         11,749             N/A

Provision for income taxes                           -               -               -
                                         -------------   -------------   -------------
Net income (loss)                        $       5,099   $      (6,650)  $      11,749             N/A
                                         =============   =============   =============

Earnings (loss) per share:
Basic earnings (loss) per share          $        0.11   $       (0.14)  $        0.25             N/A

Diluted earnings (loss) per share        $        0.10   $       (0.14)  $        0.24             N/A
                                         =============   =============   =============

Weighted average shares outstanding:
Basic                                           48,304          46,671
Diluted                                         51,316          46,671

ECLIPSYS RELEASES FINANCIAL RESULTS FOR THE QUARTER ENDED SEPTEMBER 30, 2005 OCTOBER 27, 2005
Page 4 of 4

                              Eclipsys Corporation
                Consolidated Statement of Operations - Unaudited
                                 (000's Omitted)

                                               NINE MONTHS ENDED
                                         -----------------------------
                                         SEPTEMBER 30,   SEPTEMBER 30,
                                             2005            2004          CHANGE $         CHANGE %
                                         -------------   -------------   -------------   -------------
REVENUES:
 Systems and services                    $     269,491   $     201,756   $      67,735              34%
 Hardware                                        8,660          20,086         (11,426)            -57%
    Total revenues                             278,151         221,842          56,309              25%
                                         -------------   -------------   -------------

COSTS AND EXPENSES:
 Cost of systems and services revenues         165,601         124,079          41,522              33%
 Cost of hardware revenues                       7,233          17,282         (10,049)            -58%
 Sales and marketing                            47,136          46,356             780               2%
 Research and development                       39,276          44,306          (5,030)            -11%
 General and administrative                     14,707          10,856           3,851              35%
 Depreciation and amortization                  10,891           9,731           1,160              12%
                                         -------------   -------------   -------------
    Total costs and expenses                   284,844         252,610          32,234              13%
                                         -------------   -------------   -------------

Income (loss) from operations                   (6,693)        (30,768)         24,075              78%
Interest income, net                             2,146           1,094           1,052              96%
                                         -------------   -------------   -------------
Income (loss) before income taxes               (4,547)        (29,674)         25,127              85%
Provision for income taxes                           -               -               -
                                         -------------   -------------   -------------
Net income (loss)                        $      (4,547)  $     (29,674)  $      25,127              85%
                                         =============   =============   =============

EARNINGS (LOSS) PER SHARE:
                                         -------------   -------------   -------------
Basic earnings (loss) per share          $       (0.10)  $       (0.64)  $        0.54              84%
                                         -------------   -------------   -------------
Diluted earnings (loss) per share        $       (0.10)  $       (0.64)  $        0.54              84%
                                         =============   =============   =============

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic                                           47,751          46,459
Diluted                                         47,751          46,459

ECLIPSYS RELEASES FINANCIAL RESULTS FOR THE QUARTER ENDED SEPTEMBER 30, 2005 OCTOBER 27, 2005
Page 5 of 5

                              Eclipsys Corporation
                       Statements of Cash Flows - Unaudited
                                 (000's Omitted)

                                                         THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                   ------------------------------    ------------------------------
                                                   SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                       2005             2004             2005             2004
                                                   -------------    -------------    -------------    -------------
OPERATING ACTIVITIES:
     Net income (loss)                             $       5,099    $      (6,650)   $      (4,547)   $     (29,674)
     Adjustments to reconcile net loss to
      net cash provided by (used in) operating
      activities
              Depreciation and Amortization                8,319            7,468           24,425           19,719
              Bad debt provision                             450              350            1,500            1,350
              Stock Compensation                             570              132            1,720              293
                   Accounts receivable                   (10,697)          (8,195)         (11,832)          (8,301)
                   Inventory                                (462)            (247)            (490)          (1,395)
                   Other current assets                     (450)          (1,705)          (2,787)           1,434
                   Other assets                               38             (350)          (9,882)          (2,800)
                   Deferred revenue                        3,322           13,550            1,567           13,819
                   Accrued compensation                   (1,765)          (2,790)           1,998           (4,297)
                   Other current liabilities               4,345              521              600             (480)
                   Other liabilities                          (8)             (12)           1,135             (549)
                                                   -------------    -------------    -------------    -------------
              Total adjustments                            3,662            8,722            7,954           18,793
                                                   -------------    -------------    -------------    -------------
Net cash  provided  by (used  in)  operating
 activities                                                8,761            2,072            3,407          (10,881)

INVESTING ACTIVITIES:
Net cash used in investing activities                    (58,912)          (6,057)        (112,035)         (64,689)

Financing Activities:
              Net cash provided by financing
               activities                                  2,296            1,278            9,919            5,856

Effect of exchange rate changes on cash and
 cash equivalents                                             29              106              117               86

Net increase (decrease) in cash and cash
 equivalents                                             (47,826)          (2,601)         (98,592)         (69,628)
                                                   =============    =============    =============    =============
Cash and cash equivalents, beginning of
 period                                                   71,265           84,656          122,031          151,683
Cash and cash equivalents, end of period                  23,439           82,055           23,439           82,055
Marketable securities                                     83,643                -           83,643                -
Total Cash                                         $     107,082                     $     107,082
                                                   -------------                     -------------

ECLIPSYS RELEASES FINANCIAL RESULTS FOR THE QUARTER ENDED SEPTEMBER 30, 2005 OCTOBER 27, 2005
Page 6 of 6

                              Eclipsys Corporation
                     Consolidated Balance Sheets - Unaudited
                                 (000's Omitted)

                                                  SEPTEMBER 30,   DECEMBER 31,
                                                      2005            2004
                                                  -------------   -------------
                   ASSETS

CURRENT ASSETS:
 Cash and cash equivalents                        $      23,439   $     122,031
 Marketable securities                                   83,643               -
 Accounts receivable, net                                75,195          64,862
 Inventory                                                2,134           1,644
 Other current assets                                    18,373          15,586
                                                  -------------   -------------
    Total current assets                                202,784         204,123

Property and equipment, net                              37,578          35,002
Capitalized software development costs, net              33,551          29,819
Acquired technology, net                                    660             886
Goodwill and other intangibles assets                     7,524           6,667
Other assets                                      $      22,397          14,923
                                                  -------------   -------------
  Total assets                                    $     304,494   $     291,420

     LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Deferred revenue                                       106,453   $     106,804
 Accrued compensation costs                              14,386          12,738
 Other current liabilities                               33,187          32,587
                                                  -------------   -------------
    Total current liabilities                           154,026         152,129
                                                  =============   =============

Deferred revenue                                         17,809          15,892
Other long-term liabilities                               1,258             122

Stockholders' equity:                                   131,401         123,277
                                                  -------------   -------------
Total liabilities and stockholders' equity        $     304,494   $     291,420
                                                  =============   =============